UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 4, 2008

Material Technologies, Inc. (Exact name of registrant as specified in its chapter)

Delaware (State or other jurisdiction of incorporation	33-23617 (Commission File Number)	95-4622822 (IRS Employer Identification No.)

11661 San Vicente Boulevard, Suite 707 Los Angeles, California (Address of principal executive offices)	90049 (Zip Code)

(310) 208-5589 Registrant's telephone number, including area code

N/A (Former name or former address, if changed since last report)

Section 7 – Regulation FD

Item 7.01.     Regulation FD Disclosure.

On March 20, 2008, a person acting on behalf of Material Technologies, Inc. (the “Company”) made a non-intentional verbal disclosure to a holder of the Company’s securities, under circumstances in which it is reasonably foreseeable that the holder will purchase or sell the Company’s securities on the basis of the information, that the Company is exploring the possibility and may conduct a reverse stock split in the future.  Pursuant to General Instruction B.2 of Form 8-K, the information in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 2, 2008                                                   MATERIAL TECHNOLOGIES, INC.,
                                                                                   a Delaware corporation

                                                                                    /s/ Robert M. Bernstein
                                                                                   By:  Robert M. Bernstein
                                                                                   Its:  Chief Executive Officer